UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒	Filed by a party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Sanmina Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14A-6(i)(1) and 0-11

Explanatory Note
On January 24, 2025, Sanmina Corporation (the “Company”) filed a definitive proxy statement and related proxy card with the Securities and Exchange Commission in connection with the Company’s annual meeting of stockholders to be held on March 10, 2025. The Company hereby files a revised proxy card to expand the description of Item 5 on the proxy card.

SANMINA CORPORATION
INVESTOR RELATIONS
30 E. PLUMERIA DRIVE
SAN JOSE, CALIFORNIA 95134

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M., Eastern Daylight Time, the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SANM2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M., Eastern Daylight Time, on the day before the cut-off date or meeting date. Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V62130-P24639 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SANMINA CORPORATION

The Board of Directors unanimously recommends that you vote FOR each of the following nominees for election as director:

1. To elect seven directors of Sanmina Corporation FOR each director nominee:	For	Against	Abstain
1a. Jure Sola	☐	☐	☐
1b. Susan K. Barnes	☐	☐	☐
1c. David V. Hedley III	☐	☐	☐
1d. Susan A. Johnson	☐	☐	☐
1e. Joseph G. Licata, Jr.	☐	☐	☐
1f. Krish Prabhu	☐	☐	☐
1g. Mythili Sankaran	☐	☐	☐

The Board of Directors unanimously recommends that you vote FOR proposals 2, 3 and 4 and AGAINST on proposal 5:	For	Against	Abstain
2. To ratify the appointment of PricewaterhouseCoopers LLP as Sanmina Corporation's independent registered public accounting firm for the fiscal year ending September 27, 2025.	☐	☐	☐
3. To approve, on an advisory (non-binding) basis, the compensation of Sanmina Corporation's named executive officers.	☐	☐	☐
4. To approve the reservation of an additional 1,000,000 shares of common stock for issuance under the 2019 Equity Incentive Plan of Sanmina Corporation.	☐	☐	☐
5. To consider and vote upon the stockholder proposal entitled "Proposal 5 - Special Shareholder Meeting Improvement," requesting that the Board of Directors take action as necessary to amend the existing right for shareholders to call a special meeting.	☐	☐	☐

And, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY WHEN EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" EACH OF THE SEVEN NOMINEES FOR ELECTION AS DIRECTOR LISTED IN PROPOSAL ONE, "FOR" PROPOSALS TWO, THREE AND FOUR AND "AGAINST" PROPOSAL FIVE.

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his, her or its name(s) appear(s) hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V62131-P24639

SANMINA CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 10, 2025

The stockholder(s) hereby appoint(s) Jure Sola and Christopher K. Sadeghian, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Sanmina Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") to be held via the Internet at www.virtualshareholdermeeting.com/SANM2025, at 11:00 A.M., Pacific Daylight Time, on March 10, 2025 and any adjournment or postponement thereof, and to vote all shares of common stock, which the undersigned would be entitled to vote if then and there personally present, on the matters set forth.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE SEVEN NOMINEES FOR ELECTION AS DIRECTOR LISTED IN PROPOSAL ONE, "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF SANMINA CORPORATION FOR ITS FISCAL YEAR ENDING SEPTEMBER 27, 2025, "FOR" THE APPROVAL OF THE COMPENSATION OF SANMINA CORPORATION'S NAMED EXECUTIVE OFFICERS, "FOR" THE APPROVAL OF THE RESERVATION OF AN ADDITIONAL 1,000,000 SHARES OF COMMON STOCK FOR ISSUANCE UNDER THE 2019 EQUITY INCENTIVE PLAN OF SANMINA CORPORATION AND "AGAINST" THE STOCKHOLDER PROPOSAL REQUESTING THAT THE BOARD OF DIRECTORS TAKE ACTION AS NECESSARY TO AMEND THE EXISTING RIGHT FOR SHAREHOLDERS TO CALL A SPECIAL MEETING, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side